UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Marvell Technology, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V74899-P31227 Vote Virtually at the Meeting* June 13, 2025 12:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/MRVL2025 You invested in MARVELL TECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2025. Get informed before you vote View the Notice and Proxy Statement, Stockholder Letter and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. MARVELL TECHNOLOGY, INC. 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET MARVELL TECHNOLOGY, INC. 1000 N. WEST STREET SUITE 1200 WILMINGTON, DE 19801

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V74900-P31227 1. Election of Directors. Nominees: 1a. Sara Andrews For 1b. W. Tudor Brown For 1c. Brad W. Buss For 1d. Daniel Durn For 1e. Rebecca W. House For 1f. Marachel L. Knight For 1g. Matthew J. Murphy For 1h. Richard P. Wallace For 2. An advisory (non-binding) vote to approve compensation of our named executive officers. For 3. To ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2026. For 4. To consider and act on one stockholder proposal, if properly presented at the Annual Meeting. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.